UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 23, 2005
                                                           -------------


                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          NEW YORK                     1-4482                    11-1806155
          --------                     ------                    ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    -----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     As previously disclosed, as part of its regular employee and director compensation program, Arrow Electronics, Inc. (the "Company") makes equity-based awards to employees (including executive officers) and directors in accordance with established programs described in the Company's proxy statement for its annual stockholders meeting. The grants are made pursuant to the stockholder-approved 2004 Omnibus Incentive Plan (the "Plan"), a copy of which is on file with the SEC as Annex A to the Company's 2004 Proxy Statement. In anticipation of future grants of stock options under the Plan, pursuant to Item 1.01 of Form 8-K, the Company is filing herewith copies of the form of individual Stock Option Award Agreements typically used in connection with such grants.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits. The following exhibits are filed with this document.

Exhibit Number   Description
--------------   -----------
10-0             Form of Stock Option Award Agreement (Senior Management)
10-1             Form of Stock Option Award Agreement (Other)



                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
10-0             Form of Stock Option Award Agreement (Senior Management)
10-1             Form of Stock Option Award Agreement (Other)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ARROW ELECTRONICS, INC.


Date: June 23, 2005                                 By:    /s/ Peter S. Brown
                                                           ------------------
                                                    Name:  Peter S. Brown
                                                    Title: Senior Vice President